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                                                                 EXHIBIT 99.11

                      CONSENT OF LAWRENCE M.V.D. SCHLOSS


   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-4 of Thermadyne Holdings Corporation to my name as a person about to become a director of Thermadyne Holdings Corporation.


                                                    /s/ LAWRENCE M.v.D. SCHLOSS
                                                        Lawrence M.v.D. Schloss

April 16, 1998